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                                                             OH&S DRAFT 12/14/99

                     [FORM OF SOLICITATION AGENT AGREEMENT]


                          SOLICITATION AGENT AGREEMENT

                                                                January __, 2000

H.C. WAINWRIGHT & CO., INC.,
  as Solicitation Agent
245 Park Avenue, 44th Floor
New York, New York  10167

Ladies and Gentlemen:

         Riddell Sports, Inc. (the "Company") plans to issue to holders of its common stock, par value $0.01 per share (the "Common Stock"), as of December __, 1999 (the "Record Date") rights (the "Rights") to purchase shares (the "Shares") of Common Stock and a common stock purchase warrant (the "Warrants") to purchase, if certain conditions are met, common stock from the Company of a new or existing subsidiary that conducts substantially all of the Company's Internet operations (the "Rights Offering"). The Rights Offering is being made upon the terms and subject to the conditions set forth in the Prospectus and the Subscription Certificate attached hereto as Exhibit A (collectively, the "Solicitation Documents"). The Shares and the Warrants are collectively sometimes referred to herein as the "Securities."

         The Company hereby appoints H.C. Wainwright & Co., Inc. ("Wainwright") as solicitation agent (the "Solicitation Agent") in connection with the Rights Offering and authorizes the Solicitation Agent to act on its behalf in accordance with this agreement (the "Agreement") and the terms of the Solicitation Documents, which Solicitation Documents have been approved by the Company and which the Solicitation Agent is authorized to use in connection with the solicitation (the "Solicitation") to exercise the Rights. The Solicitation Agent agrees to furnish no written material to holders in connection with the Solicitation other than the Solicitation Documents.

         1.   Solicitation of Subscriptions.

              (a) The Solicitation Agent will use its best efforts to solicit the exercise of the Rights. The Solicitation Agent shall have no liability to the Company hereunder or for any act or omission except for the gross negligence or willful misconduct of the Solicitation Agent.

              (b) The Company will not use or publish any material in connection with the Solicitation, or refer to the Solicitation Agent in any such material, without first obtaining the written consent of the Solicitation Agent. The Company will promptly inform the Solicitation Agent of any events known to the Company that might require any change in the Solicitation Documents. The Company will promptly inform the Solicitation Agent of any litigation or administrative action known to the Company with respect to the Solicitation.


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              (c) The Company agrees to furnish to the Solicitation Agent, to the extent the same is available to the Company, the names and addresses of, and the number of shares of Common Stock held by, the registered holders and beneficial owners of the Common Stock or interests therein as of the Record Date. The Solicitation Agent will use such information only in connection with the Solicitation and will not furnish such information to any other person except in connection with the Solicitation.

         2.   Compensation and Expenses.

              (a) The Company shall pay to Wainwright, as compensation for its services as Solicitation Agent, an advisory fee equal to three percent (3%) of the gross proceeds received by the Company upon exercise of the Rights (including, without limitaton, the exercise of rights from any standby group). Separately, Wainwright may receive, for its services as Underwriter pursuant to the Underwriting Agreement that may be executed between the parties on a separate date, certain additional compensation to be set forth therein.

              (b) Whether or not any Securities are purchased pursuant to the Solicitation, the Company shall pay all expenses in connection with the Solicitation. Such expenses shall include, but not be limited to the following: the preparation, printing, duplicating, postage and mailing expenses related to the Solicitation Documents and otherwise; registrar, subscription, information and transfer agent fees; all filing fees for the Solicitation Documents; advertising costs and expenses; "road show" and information meetings and presentations; bound volumes and prospectus memorabilia costs; fees and expense of its own counsel and accountants; issue and transfer taxes, if any, and all other expenses in connection with the Solicitation. The expenses paid by the Company shall also include Wainwright's actual out-of-pocket expenses, legal fees (such legal fees not to exceed $75,000 taken together with such fees incurred in connection with the concurrent offering described in the Registration Statement (defined below)) and expenses of Wainwright's counsel and "Blue Sky" legal fees and expenses. Wainwright's counsel shall perform the required "Blue Sky" legal services for the Company's account. In this connection Blue Sky applications, to the extent required, shall be made in such states and jurisdictions as shall be requested by Wainwright.

         3.   Representations and Warranties of the Company.

              The Company represents and warrants to the Solicitation Agent as follows:

              (a) The Company is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware.

              (b) The Company has duly taken all necessary corporate action to authorize the making of the Solicitation and the execution, delivery and performance of this Agreement; and this Agreement has been duly executed and delivered by the Company.

              (c) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and amendments thereto, on Form S-1 (Registration No. 333-______________), including any related preliminary prospectus or prospectuses (each a "Preliminary Prospectus"), for the registration of the Securities, under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement and


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amendment or amendments have been prepared by the Company in conformity with the requirements of the Securities Act, and the rules and regulations of the Commission under the Securities Act. The Company will not file any other amendment to such registration statement which the Underwriter shall have objected to in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time it becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to, those documents or that information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph
(b) of Rule 430A of the rules and regulations under the Securities Act), is hereinafter called the "Registration Statement," and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the rules and regulations under the Securities Act is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable

              (d) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or the Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or threatened. Each of the Preliminary Prospectus, the Registration Statement and the Prospectus, at the respective times of filing thereof, conformed with the requirements of the Act and the Rules and Regulations. The Solicitation Documents do not and (as amended or supplemented, if amended or supplemented) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

              (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, under "Capitalization" and "Description of Securities" and will, at the time set forth therein, have the adjusted capitalization set forth therein based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The Securities to be sold by the Company hereunder are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the


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Securities has been duly and validly taken; and the certificates representing the Securities will be in due and proper form.

              (f) The making and consummation of the Solicitation and the execution, delivery and performance by the Company of this Agreement do not and will not conflict with, or result in the acceleration of any obligation under or in a breach of, or constitute a default under, any of the provisions of any material resolution, indenture, loan agreement or mortgage to which the Company is a party or by which it is bound or to which any material part of its property or assets is subject, and do not and will not contravene in any material respect, any Federal, state or local law, rule or regulation known to the Company, or any order applicable to the Company of any court or of any other governmental agency or instrumentality having jurisdiction over it or any material part of its property.

         4.   Certain Representations and Warranties by the Solicitation Agent.

              The Solicitation Agent represents and warrants to the Company that:

              (a) All actions taken by it as Solicitation Agent will comply in all material respects with all applicable laws, regulations and rules of the United States, including, without limitation, the applicable rules and regulations of the registered national securities exchanges of which the Solicitation Agent is a member, the National Association of Securities Dealers, Inc. and state securities laws.

              (b) During the period of the Solicitation, none of the Solicitation Agent nor any of its affiliates shall effect any transactions in the Securities listed on the cover page of the Prospectus related to the Solicitation, for the purpose of creating actual, or apparent, active trading in, or raising or depressing the price of, the Securities.

         5.   Conditions of Obligation.

              The obligation to act as Solicitation Agent hereunder shall at all times be subject, in its discretion, to the conditions that:

              (a) All representations, warranties and other statements of the Company contained herein are now, and at all times during the Solicitation will be, true and correct in all material respects.

              (b) The Company at all times during the Solicitation shall have performed all of its material obligations hereunder and theretofore required to have been performed

              (c) The Registration Statement shall be declared effective by the Commission.

              (d) Zuckerman, Gore & Brandeis LLP, legal counsel to the Company, shall have furnished to the Solicitation Agent, concurrently with the execution of this Agreement, an opinion, dated the date hereof, substantially in the form of Exhibit B hereto.

         6.   Indemnification.


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              (a) The Company agrees to indemnify and hold harmless the
Solicitation Agent and any person, if any, who controls the Solicitation Agent within the meaning of Section 20 of the Securities Exchange Act of 1934, as amended, or Section 15 of the Securities Act from and against any and all claims, damages, losses, liabilities, costs or expenses (including attorneys' fees) to which the Solicitation Agent may become subject by reason of or in connection with (i) the Solicitation, (ii) the execution and delivery of this Agreement or the performance, or failure to perform, by the Solicitation Agent of its obligations hereunder, (iii) any breach by the Company of any warranty, covenant, term or condition in, or the occurrence of any default under, this Agreement, and (iv) any untrue statement or alleged untrue statement of a material fact in the Solicitation Documents or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (v) any other event or transaction contemplated by any of the foregoing; provided, however, the Solicitation Agent shall not be indemnified for any claims, damages, losses, liabilities, costs or expenses (i) caused by an untrue statement of a material fact or omission to state a material fact by the Solicitation Agent or such controlling person of the Solicitation Agent and (ii) to the extent, but only to the extent, caused by the willful misconduct or gross negligence of the Solicitation Agent.

              (b) The Company agrees to assume the defense of any action against the Solicitation Agent based upon allegations of any such loss, claim, damage, liability or action, including the retaining of counsel satisfactory to the Solicitation Agent and the payment of counsel fees and all other expenses relating to such defense; provided, however, that the Solicitation Agent may retain separate counsel in any such action and may participate in the defense thereof at the expense of the Solicitation Agent; and provided further, that if the Solicitation Agent shall have been advised by counsel that there may be legal defenses available to the Solicitation Agent which are different from or additional to those available to the Company, then the Company shall not have the right to assume the defense of the action on behalf of such Solicitation Agent, and in such event the said fees and expenses of the Solicitation Agent in defending such action shall be borne by the Company. The indemnity agreement contained in Section 6(a) hereof will be in addition to any liability which the Company may otherwise have.

              Promptly after receipt by any indemnified party under this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim in respect thereof is to be made against the Company, notify the Company of the commencement thereof, but the omission to notify the Company will not relieve the Company from any liability which it may have to the indemnified party.

              (c) In order to provide for just and equitable contribution in any case in which (a) the Solicitation Agent (or any person who controls the Solicitation Agent within the meaning of Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended) would otherwise be entitled to indemnification pursuant to Section 6(a) hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Section 6(a) provides for indemnification in such case or (b) contribution may be required on the part of the Solicitation Agent or any such controlling person in circumstances for which indemnification is


                                       5
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provided under Section 6(a); in each such case, the Company and the Solicitation
Agent shall contribute to the amount paid as a result of such losses, claims, expenses, damages or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties on the one hand, and the party to be indemnified on the other hand, from the Solicitation or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of each of the contributing parties on the one hand and the party to be indemnified on the other hand in connection with statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations; provided, however, that, in any such case (x) the Solicitation Agent shall not be required to contribute any amount in excess of the compensation paid to the Solicitation Agent as compensation for its services as Solicitation Agent pursuant to Section 2 hereof, and (y) no person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              Promptly after receipt by any party to this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission to notify the Contributing Party will not relieve it from any liability which it may have to any other party. In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party of the commencement thereof, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.

         7.   Miscellaneous.

              (a) The Company shall advise the Solicitation Agent promptly of the occurrence of any event which, in the Company's judgment, could cause the Company to withdraw, rescind or modify the Solicitation.

              (b) This Agreement is made solely for the benefit of the Solicitation Agent and the Company and their respective successors, assigns, and legal representatives, and no other person shall acquire or have any right under or by virtue of this agreement.

              (c) Except as otherwise expressly provided in this Agreement, whenever notice is required by the provisions of this Agreement to be given to
(i) the Company, such notice shall be in writing addressed to the Company, at its office at Riddell Sports, Inc., 50 East 42nd Street, Suite 1808, New York, New York 10017, Attention: Mr. David Mauer, with a copy to, Zuckerman Gore & Brandeis, LLP, 900 Third Avenue, 8th Floor, New York, New York 10022, Attention:
Clifford A. Brandeis, Esq.; and (ii) the Solicitation Agent, such notice shall be in writing addressed to the Solicitation Agent, at H.C. Wainwright & Co., Inc., 245 Park Avenue, 44th Floor, New York, New York 10167, Attention: Mr. Scott A. Weisman, with a copy to Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103, Attention: Rubi Finkelstein, Esq.


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              (d) This Agreement contains the entire understanding of the parties with respect to Wainwright acting as Solicitation Agent of the Solicitation, superseding all prior agreements, understandings and negotiations with respect to such activities by Wainwright, and shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in any number of separate counterparts, each of which shall be an original, but all such counterparts shall together constitute one and the same agreement.




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         Please sign and return to us a duplicate of this letter, whereupon it will become a binding agreement.

                                            Very truly yours,

                                            RIDDELL SPORTS, INC.


                                            By:
                                               ----------------------
                                               Name: David Mauer
                                               Title: Chief Executive Officer


The undersigned hereby confirms that the foregoing letter, as of the date thereof, correctly sets forth the agreement between the Company and the undersigned.



H.C. WAINWRIGHT & CO., INC.



By:
   ------------------------
   Name: Scott A. Weisman
   Title: Managing Director

                                    EXHIBIT A

                     Subscription Certificate and Prospectus

                                    EXHIBIT B




                                                                January __, 2000




H.C. Wainwright & Co., Inc.,
  as Solicitation Agent
245 Park Avenue, 44th Floor
New York, New York  10167

Ladies and Gentlemen:

                  We have acted as counsel to Riddell Sports, Inc. (the "Company"), in connection with the issuance to holders of its common stock, par value $0.01 per share (the "Common Stock") as of December __, 1999 (the "Record Date") of rights to purchase shares (the "Shares") of Common Stock and a common stock purchase warrant (the "Warrants") to purchase, if certain conditions are met, common stock from the Company of a new or existing subsidiary that conducts substantially all of the Company's Internet operations (the "Rights Offering"). The Shares and the Warrants are sometimes collectively referred to herein as the "Securities."

                  Such Solicitation was made on the terms and subject to the conditions set forth in those certain documents which are attached as Exhibit A to the Solicitation Agent Agreement referred to below (said documents are collectively referred to as the "Solicitation Documents").

                  In that connection, we have examined the Solicitation Documents, a signed copy of the Solicitation Agent Agreement dated January __, 2000, between the Company and you providing for your services as Solicitation Agent for the Solicitation (the "Solicitation Agent Agreement") and such other documents as we have deemed appropriate for the purpose of this opinion. Capitalized terms used, but not defined herein shall have the respective meanings ascribed thereto in the Solicitation Agreement.

                  We have not undertaken any independent review or investigation of the foregoing facts. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as photocopies and the authenticity of the originals of such photocopies. We have also assumed, with your consent and without undertaking, or having any duty to undertake any independent investigation, that the representations, warranties, statements and information as to factual matters made in the agreements and documents mentioned above or otherwise furnished to us are true and correct.

                  Based upon such examination and in reliance thereon and having regard for legal considerations which we deem relevant, we are of the opinion that:

                           (i) The Company is validly existing and in good
standing under laws of the State of Delaware.

                           (ii) The Company has duly taken all necessary
corporate action to authorize the making and consummation of the Solicitation and the execution, delivery and performance of the Solicitation Agent Agreement, and the Solicitation Agent Agreement has been duly executed and delivered by the Company.

                           (iii) The making and consummation of the Solicitation
and the execution, delivery and performance by the Company of the Solicitation Agent Agreement do not and will not violate or conflict with, result in a breach of, constitute a default under, or result in the creation of any lien upon any property of the Company under (a) the Certificate of Incorporation or the By-Laws of the Company or (b) Applicable Law (defined below).

                           (iv) The Company has a duly authorized, issued and
outstanding capitalization and as set forth in the Prospectus under "Capitalization," and except as set forth in the Prospectus, neither the Company nor any of the Subsidiaries is a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as described in the Prospectus. The Securities and all other securities issued or issuable by the Company conform, or when issued and paid for, will conform, in all respects to the descriptions thereof contained in the Registration Statement and the Prospectus. All issued and outstanding securities of each of the Company and the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or any of the Subsidiaries or any similar contractual right granted by the Company or any of the Subsidiaries. The Securities to be sold by the Company hereunder are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities are in due and proper form. No transfer tax is payable by or on behalf of the Solicitation Agent in connection with (A) the issuance by the Company of the Securities, (B) the purchase of the Securities from the Company, (C) the consummation by the Company of any of its obligations under this Agreement, or (D) resales of the Securities in connection with the distribution contemplated hereby.

                           (v) The Registration Statement is effective under the
Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or the Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending, threatened or contemplated under the Act.

                           (vi) Each of the Preliminary Prospectus, the
Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and schedules and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

              The opinions herein are further subject to the following limitations and qualifications:

              (a) We express no opinion as to matters of law in jurisdictions other than the State of New York and the federal laws of the United States.

              (b) We express no opinion insofar as to compliance with applicable anti-fraud statutes, rules or regulations of state, and federal law.

              (c) We have assumed, without investigation, there was and will be no misrepresentation, omission, fraud, duress, undue influence, bad faith or deceit in connection with the Solicitation.

              For purposes of rendering the opinions expressed above the term "Applicable Laws" means those laws, rules or regulations of the State of New York and the federal laws, rules or regulations of the United States of America that, in our experience, are normally applicable to transactions of the type contemplated by the Solicitation Documents.

              We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of any of the statements contained in the Solicitation Documents and make no representation that we have independently verified the accuracy, completeness or fairness of any such statements. In our capacity as counsel to the Company, however, we had conferences and teleconferences with the Company and representatives of the Solicitation Agent and others, during which conferences and teleconferences the contents of the Solicitation Documents and related matters were discussed. Based on our participation in the above-mentioned conferences and in reliance thereon and on the records, documents, certificates and opinions herein mentioned above, we advise you that, during the course of our representation of the Company as counsel on this matter, no information came to the attention of the attorneys in our firm rendering legal services in connection with such representation which caused us to believe that the Solicitation Documents at its date and as of the date of this opinion contained or contains any untrue statements of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              This opinion is intended for your use and neither this opinion nor any part hereof may be delivered to, used or relied upon by any other person or entity, without our prior written consent.

              This opinion is given as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in law which may hereafter occur.

                                                     Very truly yours,